UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2022

MaxCyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40674	52-2210438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Firstfield Road, Suite 110

Gaithersburg, Maryland 20878

(Address of principal executive offices, including zip code)

(301) 944-1700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MXCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 12, 2022, MaxCyte, Inc. (the “Company”) issued a press release announcing preliminary estimated financial results for the quarter ended March 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                         Resignation of Amanda L. Murphy as Chief Financial Officer

On April 7, 2022, Amanda L. Murphy, Chief Financial Officer of the Company, resigned from that position, effective as of April 15, 2022, to pursue other interests. The Company and Ms. Murphy intend to enter into an agreement under which she will provide consulting services to the Company on an as requested basis in order to ensure a smooth transition of responsibilities while the Company searches for a full-time replacement.

(c)                         Appointment of Ron Holtz as Interim Chief Financial Officer

On April 8, 2022, the Board of Directors of the Company appointed Ron Holtz, currently the Company’s Senior Vice President and Chief Accounting Officer, as Interim Chief Financial Officer, effective upon Ms. Murphy’s departure. Biographical information about Mr. Holtz is contained in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders filed with the Securities and Exchange Commission on October 1, 2021 and is incorporated herein by reference.

There are no related party transactions between Mr. Holtz and the Company that would require disclosure under Item 404(a) of Regulation S-K, and there is no family relationship between Mr. Holtz and any of the Company’s directors or other executive officers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated April 12, 2022, “MaxCyte Announces Departure of CFO and Appointment of Ron Holtz as Interim CFO, Announces Preliminary First Quarter 2022 Revenue.”
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxCyte, Inc.

Dated: April 12, 2022	By:	/s/ Doug Doerfler
Doug Doerfler
President and Chief Executive Officer